UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Liberty Live Holdings, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIBERTY LIVE HOLDINGS, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5200

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2026 annual meeting of stockholders of Liberty Live Holdings, Inc. to be held at 12:00 p.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LLYV2026. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Live Holdings, Inc.
Very truly yours,
Chad R. Hollingsworth
President and Chief Executive Officer
March 26, 2026
The Notice of Internet Availability of Proxy Materials is first being mailed on or about March 27, 2026, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Live Holdings, Inc. (Liberty Live Holdings). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 11, 2026, at 12:00 p.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LLYV2026	5:00 p.m., New York City time, on March 23, 2026
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the election of director proposal) to elect Bill Kurtz to continue serving as a Class I member of our Board until the 2029 annual meeting of stockholders or his earlier resignation or removal.	FOR the director nominee	10
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.	FOR	28
3	A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”.	FOR	31
4	A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.	3 YEARS	32
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
•
Series A Liberty Live Group common stock

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Series B Liberty Live Group common stock

These holders will vote together as a single class on each proposal.
Holders of record of our Series C Liberty Live Group common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Nevada law, and may not vote on the proposals to be presented at the annual meeting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
March 26, 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
Charter	Charter Communications, Inc.
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications) (Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
GCI Liberty	GCI Liberty, Inc.
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Live Holdings	Liberty Live Holdings, Inc.
Liberty Media	Liberty Media Corporation (including predecessors)
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
Mercer	Mercer (US) Inc.
Old GCI Liberty	GCI Liberty, Inc. (former company from 2018 to 2020)
QVC Group	QVC Group, Inc. (formerly Qurate Retail, Inc.)
Quint	QuintEvents, LLC
Scripps	Scripps Network Interactive, Inc.
Sirius XM	Sirius XM Holdings Inc.
Warner Bros. Discovery	Warner Bros. Discovery, Inc.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies and initiatives and their expected benefits and other matters that are not historical facts. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, possible changes in market acceptance of new products or services, regulatory matters affecting our businesses, the unfavorable outcome of pending or future litigation, the failure to realize benefits of acquisitions, rapid industry change, failure of third parties to perform, continued access to capital on terms acceptable to Liberty Live Holdings, changes in law, including consumer protection laws, and their enforcement. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (the 2025 Form 10-K), and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.

PROXY SUMMARY
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
ABOUT OUR COMPANY
Liberty Live Holdings, through its subsidiary, Quint, and equity method affiliate, Live Nation, is primarily engaged in the live entertainment industry. In December 2025, Liberty Live Holdings was split-off from Liberty Media.

Our Defining Attributes
EXPERIENCE-DRIVEN We invest in and support businesses that benefit from durable demand for live entertainment and shared experiences.	OPPORTUNISTIC We evaluate capital deployment, our balance sheet, and strategic alternatives with a high degree of flexibility.
FINANCIALLY DISCIPLINED We apply rigorous capital allocation frameworks to maximize per-share value across market cycles.	LONG-TERM ORIENTED We recognize the enduring value of scaled live entertainment platforms and invest with patience through economic cycles.
STOCKHOLDER ALIGNED
We emphasize equity alignment and value creation on a per-share basis.
LIBERTY LIVE HOLDINGS, INC. / 1

PROXY SUMMARY
VOTING ROADMAP
Proposal 1: Election of Director Proposal (see page 10)
OUR BOARD RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR the director nominee. This individual brings a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 10-17 for further information.

OUR DIRECTOR NOMINEE
BILL KURTZ
Director Since: 2025 Independent Director	Committee(s): Nominating and Corporate Governance (Chair); Audit; Compensation
Mr. Kurtz brings to our Board significant financial expertise and executive leadership experience.
CURRENT BOARD OF DIRECTORS AT A GLANCE

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PROXY SUMMARY
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

•
Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2025

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

Proposal 2: Auditors Ratification Proposal (see page 28)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 28-29 for further information.

Proposal 3: Say-on-Pay Proposal (see page 31)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends a vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term company value. See page 31 for further information.

Proposal 4: Say-on-Frequency Proposal (see page 32)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL	3 YEARS

The Board of Directors recommends that stockholders vote in favor of the 3 YEARS frequency option with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers. See pages 32-33 for further information.

LIBERTY LIVE HOLDINGS, INC. / 3

PROXY SUMMARY
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2026 Annual Meeting of Stockholders to be held at 12:00 p.m., Mountain time, on May 11, 2026, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LLYV2026. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement.
We are soliciting proxies from holders of our Series A Liberty Live Group common stock, par value $0.01 per share (LLYVA), and Series B Liberty Live Group common stock, par value $0.01 per share (LLYVB).The holders of our Series C Liberty Live Group common stock, par value $0.01 per share (LLYVK), are not entitled to any voting powers, except as required by Nevada law, and may not vote on the proposals to be presented at the annual meeting. We refer to LLYVA and LLYVB, our common stock entitled to vote at the annual meeting, together as our voting stock. We refer to our voting stock together with LLYVK as our common stock.
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The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about March 27, 2026. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-800-579-1639. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (866) 321-8020 (outside the United States (303) 974-3742). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 12:00 p.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LLYV2026. To enter the annual meeting, you will need the 16-digit control number
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The Annual Meeting
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LLYV2026. If we experience technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), we will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LLYV2026.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of director proposal, to elect Bill Kurtz to continue serving as a Class I member of our Board until the 2029 annual meeting of stockholders or his earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026;

•
the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation”; and

•
the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR the director nominee and FOR each of the auditors ratification proposal and the say-on-pay proposal. Our Board of Directors also recommends that you vote in favor of the 3 YEARS frequency option with respect to the say-on-frequency proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of a majority in total voting power of the outstanding shares of our voting stock on the record date (as defined below) must be present or represented by proxy, regardless of whether the proxy has authority to vote on any matter. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of LLYVA and LLYVB as recorded in our stock register as of 5:00 p.m., New York City time, on March 23, 2026 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
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VOTES REQUIRED
If the director nominee receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of director proposal, he will be elected to office.
Approval of each of the auditors ratification proposal and the say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.
The say-on-frequency provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives a majority of the affirmative votes cast on the say-on-frequency proposal by holders of shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter, the frequency receiving such majority vote will be considered the frequency that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LLYVA will have one vote per share and holders of shares of LLYVB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of shares of LLYVK will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 25,573,685 shares of LLYVA and 2,530,951 shares of LLYVB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 524 and 33 record holders of LLYVA and LLYVB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LLYVA and LLYVB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LLYV2026. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should
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The Annual Meeting
have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of the director nominee and “FOR” the auditors ratification proposal and the say-on-pay proposal and, in the case of the say-on-frequency proposal, will be voted in favor of the “3 YEARS” frequency option.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of director proposal or the say-on-frequency proposal and will have the same effect as a vote “AGAINST” each of the other proposals. If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of director proposal, the say-on-pay proposal and the say-on-frequency proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LLYVA and LLYVB or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 10, 2026 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse
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The Annual Meeting
brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Live Holdings Investor Relations at (844) 826-8736 or Broadridge at (866) 321-8020 (outside the United States (303) 974-3742).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2026 which will take place on May 11, 2026. Based solely on the date of our 2026 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on November 27, 2026 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2027 (the 2027 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than January 11, 2027 and not later than February 10, 2027 to be considered for presentation at the 2027 annual meeting. We currently anticipate that the 2027 annual meeting will be held during the second quarter of 2027. If the 2027 annual meeting takes place more than 20 days before or 70 days after May 11, 2027 (the anniversary of the 2026 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2027 annual meeting is communicated to stockholders or public disclosure of the date of the 2027 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2027 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Live Holdings nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than March 12, 2027.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our restated articles and bylaws and Nevada law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertyliveholdings.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2025 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Live Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8736, and we will provide you with the 2025 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY LIVE HOLDINGS, INC. / 9

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
Proposal 1 – The Election of Director Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Bill Kurtz to continue serving as a Class I member of our Board until the 2029 annual meeting of stockholders or his earlier resignation or removal.
Our Board of Directors currently consists of five directors, divided among three classes. Our Class I director, whose term will expire at the 2026 annual meeting, is Bill Kurtz. This director is nominated for election to our Board to continue serving as a Class I director, and we have been informed that Mr. Kurtz is willing to continue serving as a director of our company. The term of the Class I director who is elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2029. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2027, are David J.A. Flowers and Carl E. Vogel. Our Class Ill directors, whose term will expire at the annual meeting of our stockholders in the year 2028, are Robert R. Bennett and Derek Chang. Mr. Kurtz joined our Board in connection with our split-off from Liberty Media in December 2025 (the Split-Off). Mr. Kurtz will be standing for election by our stockholders for the first time at the annual meeting.
If the director nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the nominee for election as a director at the annual meeting and the four directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of the director candidate or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of the nominating and corporate governance committee have determined that Mr. Kurtz, who is nominated for election at the annual meeting, continues to be qualified to serve as a director of our company and such nomination was approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of director proposal is required to elect Mr. Kurtz as a Class I member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR the director nominee. This individual brings a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

10 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class I directors who will stand for election this year
BILL KURTZ	2025		M	C	M	—
Class II directors who will stand for election in 2027
DAVID J.A. FLOWERS	2025		C	M	M	—
CARL E. VOGEL	2025		M	M	C	2
Class III directors who will stand for election in 2028
ROBERT R. BENNETT (BOARD CHAIRMAN)	2025	M				1
DEREK CHANG	2025	M				—

(1)
Does not include service on the Board of Directors of GCI Liberty, Liberty Broadband, or Liberty Media. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent

LIBERTY LIVE HOLDINGS, INC. / 11

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE
12 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
NOMINEE FOR ELECTION AS DIRECTOR
Bill Kurtz	Director Since: December 2025 Age: 57 Committees: Nominating and Corporate Governance (Chair); Audit; Compensation Independent Director
Mr. Kurtz brings to our Board significant financial expertise and executive leadership experience.

Professional Background:
•
Senior Advisor to the Chief Executive Officer of DSST Public Schools, a STEM-focused public charter school network, since June 2024 and previously served as Chief Executive Officer from 2004 to June 2024

•
Director of AdvancEDU since 2023

•
Director and Chair of the Audit Committee of National Alliance for Public Charter Schools since 2020

•
Director of Cross Purpose since 2020

Public Company Directorships: None Former Public Company Directorships: None
LIBERTY LIVE HOLDINGS, INC. / 13

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2027
David J.A. Flowers	Director Since: December 2025 Age: 71 Committees: Compensation (Chair); Audit; Nominating and Corporate Governance Independent Director
Mr. Flowers brings to our Board significant financial, investment and public company experience as a senior finance executive of large public companies. His extensive experience leading finance and business development initiatives in the technology, media and telecommunications areas is a significant asset to our Board.

Professional Background:
•
Previously served in various executive positions at Liberty Media and its predecessors from 1995 until his retirement in June 2014

•
Worked in various treasury positions at Toronto Dominion Bank and ended his career there as a Managing Director of Media Telecom

Public Company Directorships: None
Former Public Company Directorships:
•
CIIG Merger Corp. II (2021 – 2023)

•
CIIG Merger Corp. (2019 – 2021)

•
Interval Leisure Group, Inc. (2008 – 2018)

•
Sirius XM (2009 – 2014)

14 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
Carl E. Vogel	Director Since: December 2025 Age: 68 Committees: Audit (Chair); Compensation; Nominating and Corporate Governance Independent Director
Mr. Vogel brings extensive executive experience spanning more than four decades in the media distribution industry in North America. Mr. Vogel has demonstrated strong operational leadership and consistent financial discipline in challenging and competitive situations while maintaining the highest level of personal integrity and transparency.

Professional Background:
•
Private investor and an industry advisor focused on media and communications for KKR & Co Inc., a global investment firm.

•
Founder of Bulldog Capital Partners, Inc., a vehicle focused on the telecommunications, media and telecom sector as well as advisory and co-investment opportunities with private equity investors, in 2009

•
Interim Chief Executive Officer of Production Resource Group, a KKR portfolio company from March 2025 to 2026 and serves on the board of directors since 2024

•
Vice Chairman and President of Dish Network LLC from 2005 until 2009

•
President and Chief Executive Officer of Charter from 2001 until 2005

•
Executive officer in various capacities for companies affiliated with Liberty Media from 1998 to 2001.

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Live Nation (April 2025 – present)

•
AMC Networks (2013 – present)

Former Public Company Directorships:
•
Sphere Entertainment Company (April 2020 – June 2025)

•
Sirius XM (April 2011 – September 2024)

•
Dish Network Corporation (June 2005 – May 2021)

LIBERTY LIVE HOLDINGS, INC. / 15

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2028
Robert R. Bennett	Chairman of the Board Director Since: December 2025; Chairman since December 2025 Age: 67 Committees: Executive
Mr. Bennett brings to our Board in-depth knowledge of the media and telecommunications industry. He has experience in significant leadership positions with Liberty Media and its predecessor, especially as the current Chairman of Liberty Media and formerly the Vice Chairman of Liberty Media and Chief Executive Officer and President of its predecessor, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

Professional Background:
•
Chairman of our company since December 2025

•
Managing Director of Hilltop Investments LLC, a private investment company, since 2005

•
Chairman of Liberty Media since January 2026; Vice Chairman from January 2025 – December 2025

•
Chief Executive Officer of the predecessor to Liberty Media (Old Liberty) from April 1997 to August 2005 and its President from April 1997 to February 2006; held various executive positions with Old Liberty from 1991 to 1997

Public Company Directorships:
•
Liberty Media (September 2011 – present)

Non-Liberty Public Company Directorships:
•
Flutter Entertainment plc (July 2024 – present)

Former Public Company Directorships:
•
HP, Inc. (July 2013 – April 2025)

•
Warner Bros. Discovery (April 2022 – March 2023)

•
Discovery (September 2008 – April 2022)

•
Old Liberty (September 1994 – December 2011)

•
Demand Media, Inc. (January 2011 – February 2014)

•
Sprint Corporation (October 2006 – November 2016)

•
DHC (May 2005 – September 2008)

16 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTOR PROPOSAL
Derek Chang	Director Since: December 2025 Age: 58 Committees: Executive
Mr. Chang brings to our Board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps and Charter.

Professional Background:
•
President and Chief Executive Officer of Liberty Media since February 2025

•
Cofounder and director of EverPass Media, LLC since April 2023; Executive Chairman from April 2023 to January 2025

•
Chief Executive Officer of Friend MTS Ltd., a provider of content security technology, cloud video security services and related applications to media, from May 2021 to December 2021

•
Chief Executive Officer of NBA China, from June 2018 to May 2020

•
Head of International Lifestyle Channels from July 2016 to April 2018 and Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps, a media company until its merger with Discovery Communications

•
Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.), a television service provider, from March 2006 to January 2013

•
Executive Vice President—Finance and Strategy of Charter, a cable television and broadband services provider, from December 2003 to April 2005 and as its interim Co-Chief Financial Officer from August 2004 to April 2005

•
Executive Vice President—Development of the Yankees Entertainment and Sports Network, a pay television company that broadcasts New York Yankees baseball and Brooklyn Nets basketball games, from its inception in 2001 to January 2003

•
Director of Playfly Sports, LLC from February 2023 to January 2025

•
Director of Professional Fighters League from June 2021 to February 2023

Public Company Directorships:
•
Liberty Media (March 2021 – present)

•
Liberty Broadband (May 2025 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Isos Acquisition Corp. (March 2021 – December 2021)

•
Vobile Group Limited (July 2020 – June 2021)

•
STARZ (January 2013 – June 2013)

LIBERTY LIVE HOLDINGS, INC. / 17

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of David J.A. Flowers, Bill Kurtz and Carl E. Vogel qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Director Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in sports, media and telecommunications, venture capital, investment banking and finance. Our Board is also chronologically diverse with our members’ ages spanning three decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Director Proposal,” our Board of Directors currently consists of five directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. The nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). Robert R. Bennett holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. Chad R. Hollingsworth, our President, holds the position of Chief Executive
18 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks, significant business risk, including operational, data privacy and cybersecurity risks, and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. The nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management and community relations.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at https://www.libertyliveholdings.com/investors/corporate-governance/governance-documents.
INSIDER TRADING POLICY
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our company has adopted an Insider Trading Policy which governs among other things, the purchase, sale and other dispositions of our company’s securities, including by our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Because our Insider Trading Policy and procedures are designed to address transactions in our company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of our company’s securities. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2025 Form 10-K.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2025 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.libertyliveholdings.com.
LIBERTY LIVE HOLDINGS, INC. / 19

CORPORATE GOVERNANCE
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
20 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
AUDIT COMMITTEE OVERVIEW

Chair
Carl E. Vogel*
Other Members
David J.A. Flowers
Bill Kurtz
*Our Board of Directors has determined that Mr. Vogel is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 30

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

No meetings of the audit committee were held in 2025.

EXECUTIVE COMMITTEE OVERVIEW
Members Robert R. Bennett Derek Chang
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the Nevada Revised Statutes). This includes the power and authority to authorize the issuance of shares of our common stock.
No meetings of the executive committee were held in 2025.

LIBERTY LIVE HOLDINGS, INC. / 21

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
1 meeting in 2025 Chair David J.A. Flowers Other Members Bill Kurtz Carl E. Vogel Compensation Committee Report, page 39
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives.
In December 2025, the Split-Off was completed. In connection with the Split-Off, we entered into a services agreement, dated December 15, 2025, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
The committee’s functions include, among other things:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions;

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. For a discussion of equity awards granted during 2025, see “Executive Compensation—Compensation Discussion and Analysis;”

•
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer or chief administrative officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person;

•
Oversee the compensation of the chief executive officers of any non-public operating subsidiaries of our company; and

•
Prepare a report for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
Chair Bill Kurtz Other Members David J.A. Flowers Carl E. Vogel
The nominating and corporate governance committee functions include, among other things:
•
Develop qualification criteria for selecting director candidates and identify individuals qualified to become Board members consistent with such criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

No meetings of the nominating and corporation governance committee were held in 2025.

22 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and personal characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. The nominating and corporate governance committee recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among our company, GCI Liberty, Liberty Media and Liberty Broadband, including the collaborative approach to addressing and better managing the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “—Our Board at a Glance” above). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
LIBERTY LIVE HOLDINGS, INC. / 23

CORPORATE GOVERNANCE
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Live Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number and class of shares of our common stock, directly or indirectly, owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, agreement, arrangement or understanding between (or on behalf of) the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the Proposing Person and candidate is not subject to, nor will enter into, any voting or other agreement that has not been disclosed to the company and that could limit or interfere with such candidate’s ability to comply with their fiduciary duties;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and the accompanying proxy card and to serve as a director for a full term, if nominated and elected;

•
a written representation and agreement of the candidate that he or she is not and, if elected as a director during his or her term in office, (A) is not and will not become a party to (1) any Voting Commitment (as defined our bylaws) that has not been disclosed or (2) any Voting Commitment that could limit or interfere with the candidate’s ability to comply with such candidate’s fiduciary duties under applicable law; (B) is not and will not become a party to any agreement, arrangement or understanding with any person or other entity other with respect to any direct or indirect compensation, reimbursement or indemnification in connection with the candidate’s nomination or service or action as a director; and (C) would be in compliance, if elected as a director, and will comply with the company’s code of business conduct and ethics, corporate governance guidelines, stock ownership and trading policies and guidelines, and any other policies or guidelines of the company applicable to directors and in effect during such candidate’s term;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);

•
a written questionnaire completed and signed by the candidate with respect to the background, qualifications and independence of the candidate and the background of the proposing stockholder, Proposing Person or any Stockholder Associated Person;

24 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
•
reasonable evidence that such Proposing Person has met the requirements of Rule 14a-19(a)(3) of the Exchange Act, if the Proposing Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act; and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last twelve months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the Proposing Person and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2025, there was one meeting of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend the 2026 annual meeting of our stockholders, which is our first annual meeting, and to attend future annual meetings of our stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Live Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Live Holdings Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2025, the independent directors of our company, then serving, met at one executive session without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Live Holdings, Inc., c/o Liberty Live Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are David J.A. Flowers, Bill Kurtz and Carl E. Vogel.
LIBERTY LIVE HOLDINGS, INC. / 25

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of our company is paid an annual fee of $250,000 (which we refer to as the director fee), of which $100,000 is payable in cash (the cash retainer fee) and the balance is payable in restricted stock units (RSUs) or options to purchase shares of our company’s non-voting common stock. The awards issued to our Board of Directors with respect to service on our Board in 2026 were issued in December 2025. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2025.
In addition, our directors receive fees for service on our audit committee, compensation committee and nominating and corporate governance committee, with each member thereof receiving an additional fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The cash portion of the director fees and the committee fees are payable quarterly in arrears.
For service on our Board of Directors in 2025 following the Split-Off, our directors received a prorated director fee, paid entirely in cash.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Liberty Live Holdings, Inc. 2025 Omnibus Incentive Plan (the 2025 incentive plan) are administered by our Board of Directors or our compensation committee. Our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2025 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our Board of Directors may grant non-qualified stock options (options or stock options), stock appreciation rights (SARs), restricted shares, RSUs, performance awards and cash awards or any combination of the foregoing under the 2025 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2025 incentive plan is 15,000,000, subject to anti-dilution and other adjustment provisions of the plan. Under the 2025 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2025 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
DIRECTOR RSU GRANTS
Pursuant to our director compensation policy described above and the 2025 incentive plan, we granted the following RSU award in December 2025:
Name	# of LLYVK RSUs
David J.A. Flowers	934
These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board of Directors determines otherwise, will be forfeited if the grantee resigns or is removed from the Board before the vesting date.
26 / 2026 PROXY STATEMENT

Director Compensation
DIRECTOR OPTION GRANTS
Pursuant to our director compensation policy described above and the 2025 incentive plan, we granted the following stock option awards in December 2025:
Name	# of LLYVK Options	Exercise Price ($)
David J.A. Flowers	2,309	84.40
Bill Kurtz	4,618	84.40
Carl E. Vogel	4,618	84.40
These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our Board of Directors determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the Board of Directors before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2025.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All Other Compensation ($)	Total ($)
David J.A. Flowers	12,747	78,830	78,492	—	170,069
Bill Kurtz	12,747	—	156,984	—	169,731
Carl E. Vogel	12,967	—	156,984	—	169,951

(1)
Robert R. Bennett, our Executive Chairman, is a director of our company and a named executive officer, and received no additional compensation for serving as director of our company during 2025. Derek Chang is a director of our company and received no additional compensation for serving as a director of our company during 2025.

(2)
As of December 31, 2025, our directors (other than Mr. Bennett, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the below equity awards with respect to shares of our common stock. Except as described in “—Director RSU Grants” and “—Director Option Grants” above, awards held by the director were granted by Liberty Media prior to the Split-Off and were substituted by our company into RSUs or options, as applicable, with respect to LLYVK.

	Derek Chang	David J.A. Flowers	Bill Kurtz	Carl E. Vogel
Options (#)
LLYVK	114,030	2,309	4,618	4,618
RSUs (#)
LLYVK	62,051	934	—	—

(3)
Reflects the grant date fair value of RSUs awarded, which has been computed based on the closing price of LLYVK shares on the grant date in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718 (ASC Topic 718), but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

LIBERTY LIVE HOLDINGS, INC. / 27

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2026.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2025 and fees billed for other services rendered by KPMG LLP. Prior to the Split-Off, we did not separately engage an independent registered public accounting firm, and Liberty Media paid any audit, audit-related, tax, or other fees related to our business.
2025
Audit fees	$739,000
Audit related fees	—
Audit and audit related fees	739,000
Tax fees	—
All other fees	—
Total fees	$739,000

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

28 / 2026 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Carl E. Vogel currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2025 were approved in accordance with the terms of the policy in place.
LIBERTY LIVE HOLDINGS, INC. / 29

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Vogel is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2025 Form 10-K.
Submitted by the Members of the Audit Committee
Carl E. Vogel
David J.A. Flowers
Bill Kurtz
30 / 2026 PROXY STATEMENT

Proposal 3 – The Say-on-Pay Proposal
Proposal 3 – The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote is often referred to as the “say-on-pay” vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
We are seeking stockholder approval for the first time of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2025.
As described in more detail below under “Proposal 4—The Say-on-Frequency Proposal,” we are submitting for stockholder consideration at the 2026 annual meeting of stockholders a resolution for an advisory vote regarding the frequency at which future advisory votes on executive compensation should be held. Assuming the frequency of every three years is approved by our stockholders, we currently expect that our next advisory vote on executive compensation will be held in 2029.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2026 annual meeting of stockholders:
“RESOLVED, that the stockholders of Liberty Live Holdings, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.
OUR BOARD RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL

The Board of Directors recommends that you vote FOR the say-on-pay proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term company value.

LIBERTY LIVE HOLDINGS, INC. / 31

Proposal 4 – The Say-on-Frequency Proposal
Proposal 4 – The Say-on-Frequency Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.
In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, and as a matter of good corporate governance, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
After consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate policy for us.
Our Board of Directors believes an advisory vote every three years would allow stockholders to focus on the structure of our overall, long term-oriented compensation program rather than undue focus on the details of an individual year’s payouts. Doing so would be compatible with our compensation philosophy of compensating our executives in a way that ensures they have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of performance objectives by our executives that focus on mid- to long-term strategies as opposed to immediate results and enables a longer-term assessment of whether compensation is adequately linked to company performance. An advisory vote every three years would also provide our Board of Directors with sufficient time to thoughtfully consider the result of the advisory vote and to implement any desired changes to our executive compensation program. Our Board of Directors considers compensation matters based on a long-term, multi-year perspective, and we believe it is most helpful if stockholders provide their views based on the same. As a result, our Board of Directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:
“RESOLVED, that the option of once every one year, two years or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules that has been selected by Liberty Live Holdings, Inc. stockholders.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our Board of Directors’ recommendation.
If one of the frequencies receives the affirmative vote of the holders of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter, the frequency receiving such majority vote will be considered the

32 / 2026 PROXY STATEMENT

Proposal 4 – The Say-on-Frequency Proposal
frequency for the advisory vote on executive compensation that has been recommended by stockholders. However, because this vote is advisory and not binding on our Board of Directors or our company in any way, our Board of Directors may decide that it is in the best interests of our company and its stockholders to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. If no frequency receives the requisite majority, our Board of Directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.
OUR BOARD RECOMMENDS A VOTE FOR THE 3 YEARS FREQUENCY OPTION	3 YEARS

The Board of Directors recommends that you vote in favor of the 3 YEARS frequency option with respect to this proposal because it is compatible with our compensation philosophy, which focuses on compensating our executives in a way that ensures they have a continuing stake in our long-term success.

LIBERTY LIVE HOLDINGS, INC. / 33

Executive Officers
Executive Officers

The following lists the executive officers of our company (other than Robert R. Bennett, our Executive Chairman of the Board, who also serves as a director of our company and is listed under “Proposal 1—The Election of Director Proposal”), their ages and a description of their business experience, including positions held with our company and the predecessor(s) of other companies listed below.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Chad R. Hollingsworth	President and Chief Executive Officer Age: 49

Current Positions
•
President and Chief Executive Officer of our company since January 2025

•
Senior Vice President of Liberty Media and Liberty Broadband since January 2016 and GCI Liberty since December 2024

•
Director of Live Nation since 2020

•
Director of Rocky Mountain PBS and Invest in Kids

Prior Positions/Experience
•
Senior Vice President of Liberty TripAdvisor from January 2016 – April 2025

•
Senior Vice President of QVC Group from January 2016 – March 2025

•
Senior Vice President of Atlanta Braves Holdings from December 2022 – August 2024

•
Senior Vice President of LMAC from November 2020 to December 2022

•
Senior Vice President of Old GCI Liberty from March 2018 – December 2020

•
Various positions with QVC Group, Liberty TripAdvisor, Atlanta Braves Holdings, LMAC and Old GCI Liberty, including Manager, Director and Vice President from 2007 – January 2016

Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 53

Current Positions
•
Principal Financial Officer and Chief Accounting Officer of our company since January 2025

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty since December 2024

•
Principal Financial Officer and Chief Accounting Officer of Liberty Media since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of Liberty Broadband since July 2019 and January 2020, respectively

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor from January 2016 – April 2025

•
Principal Financial Officer and Chief Accounting Officer of QVC Group from July 2019 and January 2020, respectively – March 2025

•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of Old GCI Liberty from July 2019 and January 2020, respectively – December 2020

•
Senior Vice President and Controller of each of Liberty Media, QVC Group and Liberty Broadband from January 2016 – December 2019 and Old GCI Liberty from March 2018 – December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 – July 2019

•
Vice President and Controller of Liberty Media from November 2011 – December 2015, QVC Group from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

•
Various positions with Liberty Media and QVC Group since 1999

34 / 2026 PROXY STATEMENT

Executive Officers
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 51

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since January 2025

•
Chief Legal Officer and Chief Administrative Officer of Liberty Media since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of Liberty Broadband since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of GCI Liberty since December 2024

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of Liberty TripAdvisor from September 2019 and January 2021, respectively – April 2025

•
Chief Legal Officer and Chief Administrative Officer of QVC Group from September 2019 and January 2021, respectively – March 2025

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. from January 2022 – February 2025

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 and January 2021, respectively – December 2022

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of Old GCI Liberty from September 2019 – December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented Liberty Media, QVC Group, Liberty TripAdvisor, Liberty Broadband and Old GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

LIBERTY LIVE HOLDINGS, INC. / 35

Executive Compensation
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
ROBERT R. BENNETT
Executive Chairman
CHAD R. HOLLINGSWORTH
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Split-Off, we entered into a services agreement (the services agreement) with Liberty Media in December 2025, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers, are typically not separately compensated by our company other than with respect to equity awards. For the year ended December 31, 2025, we accrued management fees payable to Liberty Media under the amended services agreement of $800 thousand.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, our compensation committee typically does not expect to provide compensation to the executive officers other than with regard to equity incentive compensation.
EQUITY INCENTIVE COMPENSATION
Equity Awards Outstanding at Time of Split-Off
Prior to the Split-Off, Liberty Media had granted Mr. Bennett options with respect to Liberty Media’s Series A Liberty Live common stock and Messrs. Hollingsworth and Wendling and Ms. Wilm options and RSUs with respect to Liberty Media’s Series C Liberty Live common stock, which were adjusted and substituted for options and RSUs, as applicable, relating to LLYVA and LLYVK, as applicable, in accordance with the antidilution provisions of the Liberty Media incentive plan under which they were granted. These awards are described below.
Executive Chairman Options
In December 2025, Liberty Media granted Mr. Bennett 100,000 options with respect to its Series A Liberty Live common stock. These options have an exercise price of $78.57, and will vest in five substantially equal installments on each of December 3, 2026, December 3, 2027, December 3, 2028, December 3, 2029 and December 3, 2030. Such options will expire on the seventh anniversary of the grant date.
In connection with the Split-Off, these options were substituted by our company into options with respect to LLYVA (the Executive Chairman Options), subject to the same terms and conditions of the original options granted by Liberty Media.
36 / 2026 PROXY STATEMENT

Executive Compensation
Other NEO Awards
Performance-based RSUs. In May 2025, Liberty Media granted to Messrs. Hollingsworth and Wendling and Ms. Wilm 1,241, 3,180 and 6,205 performance-based RSUs with respect to its Series C Liberty Live common stock. These RSUs vest subject to the satisfaction of performance objectives set by the compensation committee of the board of directors of Liberty Media.
In connection with the Split-Off, these RSUs were substituted by our company into RSUs with respect to LLYVK (the Assumed 2025 Performance-based RSUs), subject to the same terms and conditions of the original RSUs granted by Liberty Media.
Our compensation committee reviewed the 2025 financial performance of our company along with the 2025 personal performance of Messrs. Hollingsworth and Wendling and Ms. Wilm. Our compensation committee approved vesting in full of the Assumed 2025 Performance-based RSUs based on their assessment of individual performance against the goals established in connection with the performance cash bonus program along with general observations of their leadership and executive performance.
Time-based RSUs. In December 2025, Liberty Media granted to Messrs. Hollingsworth and Wendling and Ms. Wilm 4,754, 3,046 and 5,942 time-based RSUs with respect to its Series C Liberty Live common stock. These RSUs will vest on December 3, 2026.
In connection with the Split-Off, these RSUs were substituted by our company into RSUs with respect to LLYVK (the Assumed 2025 Time-based RSUs), subject to the same terms and conditions of the original RSUs granted by Liberty Media.
Multiyear Equity Awards. In December 2023, Liberty Media granted to each of Messrs. Hollingsworth and Wendling and Ms. Wilm a multiyear stock option award (the 2023 LMC Multiyear Options) and a multiyear RSU award (the 2023 LMC Multiyear RSUs), which collectively equaled the value of the annual grants that were expected to be granted to each for the period from January 1, 2024 through December 31, 2026. Approximately two-thirds of the 2023 LMC Multiyear Options vested prior to the Split-Off and the remaining one-third will vest on December 8, 2026, and the 2023 LMC Multiyear Options expire on the seventh anniversary of the grant date. Approximately two-thirds of the 2023 LMC Multiyear RSUs vested prior to the Split-Off and the remaining one-third will vest on December 9, 2026.
In connection with the Split-Off, the unexercised portion of the 2023 LMC Multiyear Options that was granted by Liberty Media with respect to Liberty Media’s Series C Liberty Live common stock (whether vested prior to the Split-Off or unvested and scheduled to vest on December 8, 2026) and the unvested portion of the 2023 LMC Multiyear RSUs that was granted by Liberty Media with respect to Liberty Media’s Series C Liberty Live common stock, in each case, were substituted by our company into options and RSUs, as applicable, with respect to LLYVK (the Assumed 2023 Multiyear Options and Assumed 2023 Multiyear RSUs, respectively), subject to the same terms and conditions of the original 2023 LMC Multiyear Options and 2023 LMC Multiyear RSUs that were granted with respect to Liberty Media’s Series C Liberty Live common stock.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media). In addition, on occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

LIBERTY LIVE HOLDINGS, INC. / 37

Executive Compensation
•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on Standard Industry Fare Level (SIFL) rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code) to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million.
RECOUPMENT PROVISIONS
The Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, Liberty Media began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised our compensation committee during 2025. No member of our compensation committee during 2025 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2025 in which our company was a participant.
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COMPENSATION COMMITTEE REPORT
Our compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, our compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
David J.A. Flowers
Bill Kurtz
Carl E. Vogel
LIBERTY LIVE HOLDINGS, INC. / 39

Executive Compensation
SUMMARY COMPENSATION TABLE
We did not pay any compensation to our named executive officers in 2025. As described above, any equity awards held by the named executive officers were granted by Liberty Media prior to the Split-Off and substituted with awards with respect to LLYVA and LLYVK, as applicable. Our named executive officers’ entire base salaries and annual performance bonuses are paid by Liberty Media, even though a portion of such base salary and annual performance bonus may ultimately be borne by our company. Although our named executive officers’ base salaries, annual performance bonuses and time spent for our company are considered when determining the management fee, no portion of our named executive officers’ entire base salary or annual performance bonus is reflected in a “Summary Compensation Table” of our company given that there is not a specific portion thereof allocated to our company.
EXECUTIVE COMPENSATION ARRANGEMENTS
EQUITY INCENTIVE PLANS
The 2025 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2025 incentive plan (collectively, as used in this description of the 2025 incentive plan, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 15,000,000 shares, subject to anti-dilution and other adjustment provisions of the 2025 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2025 incentive plan is administered by the compensation committee with regard to all awards granted under the 2025 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2025 incentive plan is the only incentive plan under which awards will be made.
In connection with the Split-Off, equity incentive awards with respect to our common stock were issued in connection with adjustments made to outstanding options and RSUs with respect to shares of Liberty Media Series A Liberty Live common stock and Series C Liberty Live common stock which were granted to our employees, including our named executive officers, pursuant to the various stock incentive plans administered by the Liberty Media board of directors or the compensation committee thereof. These awards were issued pursuant to the Liberty Live Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms of such awards but will not be used to make any additional grants following the Split-Off.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Hollingsworth, our chief executive officer on December 31, 2025, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2025, which consisted of employees located in the U.S., the United Kingdom, the Netherlands, Qatar, the United Arab Emirates and Australia representing all full-time, part-time, seasonal and temporary employees employed by our company and our subsidiary, Quint, on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for 2025, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were
40 / 2026 PROXY STATEMENT

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new hires or took a leave of absence in 2025. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for the portion of 2025 following the Split-Off, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. Our median employee’s compensation post Split-Off was $2,667 and our Chief Executive Officer’s compensation post Split-Off was $0, given that we did not pay or grant any compensation to our named executive officers in 2025. Based on this information, the ratio of the compensation post Split-Off of Mr. Hollingsworth, our Chief Executive Officer, to our median employee was estimated to be 0:1.
If Mr. Hollingsworth’s Assumed 2025 Time-based RSUs, whereby the underlying restricted stock units granted by Liberty Media were granted just prior to the Split-Off with a grant date value equal to $385,217, were included in the ratio, the ratio of our Chief Executive Officer’s total annual compensation to that of the median employee would have been 144:1.
GRANTS OF PLAN-BASED AWARDS
We did not grant any equity awards to our named executive officers in 2025. As described above, any equity awards held by the named executive officers were granted by Liberty Media prior to the Split-Off and substituted with awards with respect to LLYVA and LLYVK, as applicable.
OPTION GRANT PRACTICES
We do not grant options in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on option grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such options. Although we do not have a formal policy with respect to the timing of our option grants, our compensation committee has granted such options on a predetermined annual schedule.
LIBERTY LIVE HOLDINGS, INC. / 41

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2025 and held by the named executive officers, including their legacy Liberty Media equity awards with respect to Liberty Media’s Series A Liberty Live common stock and Series C Liberty Live common stock before the Split-Off and converted by our company into equity awards with respect to our LLYVA and LLYVK common stock, as applicable, in connection with the Split-Off.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert R. Bennett
Option Award
LLYVA	—	100,000(1)	—	78.57	12/03/2032	—	—	—	—
Chad R. Hollingsworth
Option Award
LLYVK	1,096	1,096(2)	—	33.97	12/08/2030	—	—	—	—
RSU Awards
LLYVK	—	—	—	—	—	—	—	1,241(3)	103,202
LLYVK	—	—	—	—	—	442(4)	36,757	—	—
LLYVK	—	—	—	—	—	4,754(5)	395,343	—	—
Brian J. Wendling
Option Award
LLYVK	5,614	2,808(2)	—	33.97	12/08/2030	—	—	—	—
RSU Awards
LLYVK	—	—	—	—	—	—	—	3,180(3)	264,449
LLYVK	—	—	—	—	—	1,133(4)	94,220	—	—
LLYVK	—	—	—	—	—	3,046(5)	253,305	—	—
Renee L. Wilm
Option Awards
LLYVK	604	—	—	20.03	12/10/2027	—	—	—	—
LLYVK	4,295	—	—	45.33	12/10/2027	—	—	—	—
LLYVK	10,956	5,478(2)	—	33.97	12/08/2030	—	—	—	—
RSU Awards
LLYVK	—	—	—	—	—	—	—	6,205(3)	516,008
LLYVK	—	—	—	—	—	2,210(4)	183,784	—	—
LLYVK	—	—	—	—	—	5,942(5)	494,137	—	—

(1)
Reflects the Executive Chairman Options, which vest in five substantially equal installments on each of December 3, 2026, December 3, 2027, December 3, 2028, December 3, 2029 and December 3, 2030.

(2)
Reflects the Assumed 2023 Multiyear Options, the final tranche of which vests on December 8, 2026.

(3)
Represents the target number of Assumed 2025 Performance-based RSUs that each of Messrs. Hollingsworth and Wendling and Ms. Wilm could earn based on performance in 2025.

(4)
Reflects the remaining vesting tranche of the Assumed 2023 Multiyear RSUs, which vest on December 9, 2026.

(5)
Reflects the Assumed 2025 Time-based RSUs, which vest on December 3, 2026.

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OPTION EXERCISES AND STOCK VESTED
There was no vesting of RSUs in 2025 and none of our named executive officers exercised stock options.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2025, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market price on December 31, 2025 for LLYVA, which was $81.50, and LLYVK, which was $83.16. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. None of our named executive officers are entitled to any severance pay or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause”. Unless there is a different definition in the applicable award agreement, each of the 2025 incentive plan and transitional plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement.
TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON
As of December 31, 2025, Mr. Bennett’s unvested equity award was his Executive Chairman Options and Messrs. Hollingsworth and Wendling and Ms. Wilm’s unvested equity awards were the last vesting tranche of each of their Assumed 2023 Multiyear RSUs and Assumed 2023 Multiyear Options and their Assumed 2025 Performance-based RSUs and Assumed 2025 Time-based RSUs. Upon a termination of employment without cause as of December 31, 2025, for Mr. Bennett, subject to his execution of a release of claims, the Executive Chairman Options would have become vested and, for Messrs. Hollingsworth and Wendling and Ms. Wilm, the final vesting tranches of the Assumed 2023 Multiyear RSUs and Assumed 2023 Multiyear Options would have vested and the Assumed 2025 Performance-based RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Messrs. Hollingsworth and Wendling and Ms. Wilm would have forfeited the Assumed 2025 Time-based RSUs. None of our executive officers are entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. None of the named
LIBERTY LIVE HOLDINGS, INC. / 43

Executive Compensation
executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2025.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSUs.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes (i) the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, (ii) the sale of substantially all of the assets of our company, (iii) the dissolution of our company or (iv) the individuals constituting our Board of Directors immediately prior to the merger, consolidation or binding share exchange to continue to constitute less than a majority of the Board of Directors immediately following the merger, consolidation or binding share exchange.

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BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
Robert R. Bennett
Options	—(1)	—(2)	293,000(3)	293,000(4)	293,000(4)	293,000(5)
Total	—	—	293,000	293,000	293,000	293,000
Chad R. Hollingsworth
Options	53,912(1)	—(2)	107,824(3)	107,824(4)	107,824(4)	107,824(5)
RSUs	—(1)	—(2)	139,958(3)	535,301(4)	535,301(4)	535,301(5)
Total	53,912	—	247,783	643,125	643,125	643,125
Brian J. Wendling
Options	276,153(1)	—(2)	414,278(3)	414,278(4)	414,278(4)	414,278(5)
RSUs	—(1)	—(2)	358,669(3)	611,974(4)	611,974(4)	611,974(5)
Total	276,153	—	772,947	1,026,253	1,026,253	1,026,253
Renee L. Wilm
Options	739,536(1)	—(2)	1,008,999(3)	1,008,999(4)	1,008,999(4)	1,008,999(5)
RSUs	—(1)	—(2)	699,791(3)	1,193,928(4)	1,193,928(4)	1,193,928(5)
Total	739,536	—	1,708,790	2,202,927	2,202,927	2,202,927

(1)
Mr. Bennett would have forfeited the Executive Chairman Options and Messrs. Hollingsworth and Wendling and Ms. Wilm would have forfeited the Assumed 2025 Performance-based RSUs, Assumed 2025 Time-based RSUs, Assumed 2023 Multiyear RSUs and unvested portion of their Assumed 2023 Multiyear Options, in each case, if his or her employment had been terminated by him or her as of December 31, 2025. Messrs. Hollingsworth’s and Wentling’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms. The value of their vested options is included in the table.

(2)
If each of Messrs. Bennett, Hollingsworth and Wendling and Ms. Wilm was terminated by our company for “cause” as of December 31, 2025, all of his or her outstanding option and RSU grants would have been forfeited.

(3)
Based on (i) the number of vested options held by such named executive officer as of December 31, 2025 and (ii) for Mr. Bennett, the number of Executive Chairman Options that would have vested, subject to his execution of a release, and (iii) for Messrs. Hollingsworth and Wendling and Ms. Wilm, (a) the number of Assumed 2025 Performance-based RSUs which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee, (b) the number of Assumed 2023 Multiyear RSUs and Assumed 2023 Multiyear Options that would have vested, in each case, if he or she was terminated without cause as of December 31, 2025 and (c) the number of Assumed 2025 Time-based RSUs that would have been forfeited, in each case, if he or she was terminated without cause as of December 31, 2025. As described above, our compensation committee vested 100% of the Assumed 2025 Performance-based RSUs, which are reflected in the table above.

(4)
Based on (i) the number of vested options held by such named executive officer as of December 31, 2025 and (ii) for Mr. Bennett, the number of Executive Chairman Options that would have vested, and (iii) for Messrs. Hollingsworth and Wendling and Ms. Wilm, (a) the number of Assumed 2025 Performance-based RSUs which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and (b) the number of Assumed 2025 Time-based RSUs, Assumed 2023 Multiyear RSUs and Assumed 2023 Multiyear Options that would have vested, in each case, if he or she was terminated due to death or disability as of December 31, 2025. As described above, our compensation committee vested 100% of the Assumed 2025 Performance-based RSUs, which are reflected in the table above.

(5)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the Executive Chairman Options, Assumed 2025 Performance-based RSUs and Assumed 2025 Time-based RSUs and the unvested portions of the Assumed 2023 Multiyear Options and Assumed 2023 Multiyear RSUs would have vested. The table includes the value of Messrs. Hollingsworth’s and Wendling’s and Ms. Wilm’s vested options.

LIBERTY LIVE HOLDINGS, INC. / 45

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PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2025	—	495,499	—	1,550,566	LLYVA	122.45	136.16	(87)	(20)
					LLYVK	122.19

(1)
Our Principal Executive Officer (PEO) was Mr. Hollingsworth. Our named executive officers other than our PEO (non-PEO NEOs) were Messrs. Bennett and Wendling and Ms. Wilm.

(2)
Reflects, for Mr. Hollingsworth, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated (which, in each case, for 2025 was $0).

(3)
Represents the compensation actually paid to Mr. Hollingsworth and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2025	—	—	—	395,343	(3,045)	103,202	—	495,499
Non-PEO NEOs
2025	—	—	—	1,298,088	(7,674)	260,152	—	1,550,566

(a)
Reflects, for Mr. Hollingsworth, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated (which, in each case, for 2025 was $0).

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K include equity

46 / 2026 PROXY STATEMENT

Executive Compensation
awards with respect to our common stock that were issued in connection with adjustments made to outstanding equity awards with respect to shares of Liberty Media’s former Series A Liberty Live common stock and Series C Liberty Live common stock in connection with the Split-Off.
(c)
Reflects, with respect to Mr. Hollingsworth, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Mr. Hollingsworth, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from December 15, 2025 (the date of the Split-Off) to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Mr. Hollingsworth, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Mr. Hollingsworth, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from December 15, 2025 (the date of the Split-Off) to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
Represents the cumulative total stockholder return on an initial fixed $100 investment in each of LLYVA and LLYVK from December 31, 2024 through December 31, 2025.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Media and Entertainment Index from December 31, 2024 through December 31, 2025.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

LIBERTY LIVE HOLDINGS, INC. / 47

Executive Compensation
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

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2025 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
LIBERTY LIVE HOLDINGS, INC. / 49

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Equity Compensation Plan Information
The following table sets forth information as of December 31, 2025 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty Live Holdings, Inc. 2025 Omnibus Incentive Plan, as amended			14,849,324(1)
LLYVA	—	—
LLYVB	—	—
LLYVK	150,676	$84.40
Liberty Live Holdings, Inc. Transitional Stock Adjustment Plan			—(2)
LLYVA	100,000	$78.57
LLYVB	—	—
LLYVK	1,376,590	$46.10
Equity compensation plans not approved by security holders: None
Total
LLYVA	100,000
LLYVB	—
LLYVK	1,527,266
			14,849,324

(1)
The 2025 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit. The maximum number of shares reserved under the 2025 incentive plan is equal to 15,000,000. The amounts reported for the 2025 incentive plan reflect 11,545 shares of LLYVK to be issued upon exercise of outstanding options and 139,131 shares of LLYVK to be issued upon the settlement of restricted stock units. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(2)
The transitional plan governs the terms and conditions of new LLYVA options and LLYVK options and RSUs that were, in each case, granted in connection with the Split-Off as a result of adjustments made to outstanding options and RSUs with respect to Liberty Media common stock. As a result, our company does not anticipate further grants will be permitted under this plan. The amounts reported for the transitional plan reflect 100,000 shares of LLYVA and 1,236,347 shares of LLYVK, respectively, to be issued upon exercise of outstanding options and 140,243 shares of LLYVK to be issued upon the settlement of restricted stock units. For restricted stock units subject to performance-based vesting requirements, such amounts vested at 100% of target performance and therefore are reflected as such in the above table. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

50 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our voting stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our common stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 25,573,685 LLYVA shares, (2) 2,530,951 LLYVB shares and (3) 63,827,033 LLYVK shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LLYVA and LLYVB shares. LLYVK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included. For purposes of the following presentation, beneficial ownership of shares of LLYVB, though convertible on a one-for-one basis into shares of LLYVA, are reported as beneficial ownership of LLYVB only, and not as beneficial ownership of LLYVA.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LLYVA	791,925(1)(2)	3.1	50.0
	LLYVB	2,465,003(1)(3)(4)(5)	97.4
	LLYVK	3,797,009(1)(2)(3)(4)(5)	5.9
Berkshire Hathaway, Inc. 3555 Farnum Street Omaha, NE 68131	LLYVA	4,986,588(6)	19.5	9.8
	LLYVB	—	—
	LLYVK	10,917,661(7)	17.1
Linonia Partners Fund LP 414 West 14th Street, 6th Floor New York, New York 10014	LLYVA	2,498,950(8)	9.8	4.9
	LLYVB	—	—
	LLYVK	5,746,719(8)	9.0
Vanguard Group Inc. 100 Vanguard Boulevard Malvern, PA 19355	LLYVA	2,003,440(9)	7.8	3.9
	LLYVB	—	—
	LLYVK	4,721,818(9)	7.4
VA Partners I, LLC One Letterman Drive, Building D, 4th Floor San Francisco, CA, 94129	LLYVA	1,799,319(10)	7.0	3.5
	LLYVB	—	—
	LLYVK	3,574,474(10)	5.6
Bank of America Corporation 100 N Tryon Street Charlotte, NC 28255	LLYVA	1,688,160(11)	6.6	3.3
	LLYVB	—	—
	LLYVK	233,370(12)	*

(1)
Includes 26,533 LLYVA shares, 73,988 LLYVB shares and 297,194 LLYVK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 65,175 LLYVA shares and 5,868 LLYVK shares held by The Malone Family Land Preservation Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 10,665 LLYVB shares and 960 LLYVK shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(4)
Includes 17,668 LLYVB shares and 1,591 LLYVK shares held by a trust which is managed by an independent trustee and one of

LIBERTY LIVE HOLDINGS, INC. / 51

Security Ownership of Certain Beneficial Owners and Management
Mr. Malone’s adult children, of which the beneficiary is one of Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.
(5)
Includes 100,137 LLYVB shares and 275,461 LLYVK shares held by three trusts with respect to which Mr. Malone is the sole trustee and, with Mrs. Malone, retains a unitrust interest in the trusts.

(6)
Based on Schedule 13G, filed jointly on February 17, 2026, by Berkshire Hathaway, Inc., Warren E. Buffett, National Indemnity Company, National Fire & Marine Insurance Company, GEICO Corporation, Government Employees Insurance Company, Berkshire Hathaway Consolidated Pension Plan Master Trust, BNSF Master Retirement Trust, Precision Castparts Corp. Master Trust, and R. Ted Weschler, which reports sole voting power, shared voting power, sole dispositive power and shared dispositive power for shares of LLYVA as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Berkshire Hathaway, Inc. and Warren E. Buffett	LLYVA	—	4,986,588	—	4,986,588
National Indemnity Company	LLYVA	—	3,741,543	—	3,741,543
National Fire & Marine Insurance Company	LLYVA	—	233,347	—	233,347
GEICO Corporation and Government Employees Insurance Company	LLYVA	—	3,284,775	—	3,284,775
Berkshire Hathaway Consolidated Pension Plan Master Trust	LLYVA	—	524,649	—	524,649
BNSF Master Retirement Trust	LLYVA	—	234,000	—	234,000
Precision Castparts Corp. Master Trust	LLYVA	—	253,049	—	253,049
R. Ted Weschler	LLYVA	71,457	—	71,457	2,069

(7)
Based on a Form 13F, filed February 17, 2026, by Berkshire Hathaway, Inc. with respect to itself and certain related institutional investment managers, including Berkshire Hathaway Life Insurance Company of Nebraska, Warren E. Buffett, GEICO Corporation, National Fire & Marine Insurance Company and National Indemnity Company, which reports sole voting power, shared voting power, sole investment discretion and shared investment discretion for shares of LLYVK as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Berkshire Hathaway, Inc. and Warren E. Buffett	LLYVK	3,639,582	—	—	3,639,582
Berkshire Hathaway, Inc., Warren E. Buffett, GEICO Corporation and National Indemnity Company	LLYVK	5,529,646	—	—	5,529,646
Berkshire Hathaway, Inc., Warren E. Buffett and National Fire & Marine Insurance Company	LLYVK	162,620	—	—	162,620
Berkshire Hathaway, Inc., Warren E. Buffett and National Indemnity Company	LLYVK	1,442,656	—	—	1,442,656
Berkshire Hathaway, Inc., Berkshire Hathaway Life Insurance Company of Nebraska, Warren E. Buffett and National Indemnity Company	LLYVK	143,157	—	—	143,157

(8)
Based on a Form 13F, filed on February 17, 2026 by Linonia Partners Fund LP with respect to itself, which reports that Linonia Partners Fund LP has sole voting power and sole investment discretion over 2,498,950 LLYVA shares and 5,746,719 LLYVK shares.

(9)
Based on (a) Schedule 13G, filed on January 30, 2026, by Vanguard Group Inc. with respect to LLYVA and (b) Schedule 13G, filed on January 30, 2026, by Vanguard Group Inc. with respect to LLYVK, which state that Vanguard Group Inc. has (i) shared voting power over 144,317 LLYVA shares and shared dispositive power over 2,003,440 LLYVA shares and (ii) shared voting power over 384,502 LLYVK shares and shared dispositive power over 4,721,818 LLYVK shares.

(10)
Based on Schedule 13D, filed on December 19, 2025 by VA Partners I, LLC with respect to itself and certain related institutional investment managers, including ValueAct Capital Master Fund, L.P, ValueAct Capital Management, L.P., ValueAct Capital Management, LLC, ValueAct Holdings, L.P., ValueAct Holdings II, L.P., ValueAct Holdings GP, LLC, ValueAct Strategic Global Master Fund, L.P. and VA Partners Strategic Global, LLC, which states that (i) VA Partners I, LLC and ValueAct Capital Master Fund, L.P. have shared voting power and shared dispositive power over 1,688,419 LLYVA shares; ValueAct Capital Management, L.P., ValueAct Capital Management, LLC, ValueAct Holdings, L.P., ValueAct Holdings II, L.P. and ValueAct Holdings GP, LLC have shared voting power and shared dispositive power over 1,799,319 LLYVA shares; and ValueAct Strategic Global Master Fund, L.P. and VA Partners Strategic Global, LLC have shared voting power and shared dispositive power over 110,900 LLYVA shares; and (ii) ValueAct Capital Master Fund, L.P. holds 3,489,074 LLYVK shares; and ValueAct Strategic Global Master Fund, L.P. holds 85,400 LLYVK shares.

(11)
Based on a Schedule 13G, filed on February 12, 2026 by Bank of America Corporation, which states that Bank of America Corporation has shared voting power over 1,684,906 LLYVA shares and shared dispositive power over 1,688,160 LLYVA shares.

52 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(12)
Based on a Form 13F, filed February 17, 2026 by Bank of America Corporation with respect to itself and certain related institutional investment managers, including Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Inc., BofA Securities, Inc., Merrill Lynch International, BofA Securities Europe S.A. and Managed Account Advisors LLC, which states that, with respect to LLYVK, Bank of America, N.A. has sole voting power over 5,183 shares, shared voting power over 13,462 shares and shared investment discretion over 18,729 shares; Merrill Lynch, Pierce, Fenner and Smith Inc. has shared investment discretion over 9,045 shares; BofA Securities, Inc. has shared voting power and shared investment discretion over 7,007 shares; Merrill Lynch International has shared voting power and shared investment discretion over 507 shares; BofA Securities Europe S.A. has shared voting power and shared investment discretion over 745 shares; Managed Account Advisors LLC has shared investment discretion over 95,123 shares; and Bank of America, N.A. and Managed Account Advisors LLC have shared investment discretion over 102,214 shares.

LIBERTY LIVE HOLDINGS, INC. / 53

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of each series of our common stock (LLYVA, LLYVB and LLYVK). The security ownership information with respect to our common stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 25,573,685 LLYVA shares, (2) 2,530,951 LLYVB shares and (3) 63,827,033 LLYVK shares, in each case, outstanding on that date. The percentage voting power is presented below on an aggregate basis for all LLYVA and LLYVB shares. LLYVK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (in thousands)	Percent of Series (%)	Voting Power (%)
Robert R. Bennett Chairman of the Board and Director	LLYVA	**	*	*
	LLYVB	—	—
	LLYVK	610(1)(2)	*
Derek Chang Director	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	3(3)	*
David J.A. Flowers Director	LLYVA	**	*	*
	LLYVB	—	—
	LLYVK	**	*
Bill Kurtz Director	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	—	—
Carl E. Vogel Director	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	—	—
Chad R. Hollingsworth President and Chief Executive Officer	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	2(3)	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	23(3)	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LLYVA	—	—	—
	LLYVB	—	—
	LLYVK	29(3)	*
All current directors and executive officers as a group (8 persons)	LLYVA	2	*	*
	LLYVB	—	—
	LLYVK	667(1)(2)(3)	1.0

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 343 LLYVK shares held in a revocable trust with respect to which Mr. Bennett and Mr. Bennett’s wife, Mrs. Deborah J. Bennett (Mrs. Bennett), are trustees. Mrs. Bennett has the right to revoke such trust at any time.

(2)
Includes 10,792 LLYVK shares held by Hilltop Investments, LLC, and 596,527 LLYVK shares held by Hilltop Investments III, LLC, both of which are jointly owned by Mr. Bennett and Mrs. Bennett.

54 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(3)
Includes beneficial ownership of LLYVK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2026:

LLYVK
Derek Chang	1,818
Chad R. Hollingsworth	1,096
Brian J. Wendling	5,614
Renee L. Wilm	15,855
Total	24,383
HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met with the exception of one Form 3 filed by Berkshire Hathaway, Inc. on February 17, 2026, one Form 4 filed by Berkshire Hathaway, Inc. on February 17, 2026 reporting nine transactions and one Form 3 filed by Ted R. Weschler on February 17, 2026.
LIBERTY LIVE HOLDINGS, INC. / 55

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
In connection with the Split-Off, our company and Liberty Media entered into the agreements described below.
Reorganization Agreement. Prior to the completion of the Split-Off, on December 14, 2025, we entered into a reorganization agreement (the Reorganization Agreement) to provide for, among other things, the principal corporate transactions required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between us and Liberty Media with respect to and resulting from the Split-Off.
The Reorganization Agreement also provides for mutual indemnification obligations, which are designed to make our company financially responsible for substantially all of the liabilities that may exist relating to the businesses included in our company at the time of the Split-Off together with certain other specified liabilities, as well as for all liabilities incurred by our company after the Split-Off, and to make Liberty Media financially responsible for all potential liabilities of our company which are not related to our businesses, including, for example, any liabilities arising as a result of our company having been a subsidiary of Liberty Media, together with certain other specified liabilities. These indemnification obligations exclude any matters relating to taxes. For a description of the allocation of tax-related obligations, please see “—Tax Sharing Agreement” below. In addition, the Reorganization Agreement provides for each of us and Liberty Media to preserve the confidentiality of all confidential or proprietary information of the other party for the longer of five years following the Split-Off or three years following the disclosure of such information, subject to customary exceptions, including disclosures required by law, court order or government regulation.
The foregoing description of the Reorganization Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Reorganization Agreement filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on December 15, 2025.
Tax Sharing Agreement. On December 15, 2025, we entered into a tax sharing agreement with Liberty Media (the Tax Sharing Agreement). The Tax Sharing Agreement generally allocates taxes, tax benefits, tax items, and tax-related losses between Liberty Media and our company.
Under the Tax Sharing Agreement, we are liable for the taxes (determined without regard to tax benefits) allocated to our company, as reduced first by any tax benefits allocated to us and then by any tax benefits allocated to Liberty Media (to the extent such benefits are not first used by Liberty Media), and must pay such taxes, as so reduced, to the applicable tax authority or to Liberty Media (if Liberty Media is responsible for preparing the applicable tax return), and we are liable for paying Liberty Media for any tax benefits allocated to Liberty Media that are used by our company to reduce the taxes allocated to us.
In addition, we must indemnify Liberty Media for taxes and losses allocated to us under the Tax Sharing Agreement and for taxes and losses arising from a breach by us of our covenants and obligations under the Tax Sharing Agreement.
The foregoing description of the Tax Sharing Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Tax Sharing Agreement filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on December 15, 2025.
Services Agreement. On December 15, 2025, we entered into a services agreement with Liberty Media (the Services Agreement), pursuant to which Liberty Media provides us with specified services, including insurance administration and risk management services, other services typically performed by Liberty Media’s legal, investor relations, tax, accounting, treasury and internal audit departments, and such other services as Liberty Media may obtain from its officers, employees and consultants in the management of its own operations that our company may from time to time request or require.
56 / 2026 PROXY STATEMENT

Certain Relationships and Related Party Transactions
In addition, Liberty Media provides to us certain technical and information technology services, including management information systems, computer, data storage, network and telecommunications services.
We pay Liberty Media a services fee, payable in monthly installments, which Liberty Media and we review and evaluate for reasonableness on a quarterly basis. In addition, the services are subject to quarterly review by our audit committee and at least annual review by our compensation committee. In addition, we reimburse Liberty Media for all out-of-pocket expenses incurred by Liberty Media in providing the services.
The Services Agreement generally continues in effect until December 31st of the third calendar year following the Split-Off, unless earlier terminated (1) at any time on at least 30 days’ prior written notice, (2) by Liberty Media upon written notice to our company following a change in control or certain bankruptcy or insolvency-related events affecting our company or (3) by our company, upon written notice to Liberty Media, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events.
The foregoing description of the Services Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Services Agreement filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on December 15, 2025.
Facilities Sharing Agreement. On December 15, 2025, we entered into a facilities sharing agreement with Liberty Media and Liberty Property Holdings, Inc. (LPH), a wholly-owned subsidiary of Liberty Media, and for certain provisions, each of Liberty Tower, Inc. (and Liberty Centennial Holdings, Inc. (the Facilities Sharing Agreement), pursuant to which we share office facilities with Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado. We pay a sharing fee for use of the office based on a comparable fair market rental rate and an estimate of the usage of the office facilities by or on behalf of our company. The Facilities Sharing Agreement generally continues in effect for an initial three-year term, unless earlier terminated (1) by our company at any time on at least 30 days’ prior written notice, (2) concurrently with the termination of the Services Agreement, (3) by LPH upon written notice to our company following a default by our company of any of its material obligations under the Facilities Sharing Agreement, which default remains unremedied for 30 days after written notice of such default is provided, (4) by our company upon written notice to LPH, following certain changes in control of Liberty Media or Liberty Media being the subject of certain bankruptcy or insolvency-related events or (5) by LPH upon written notice to our company, following certain changes in control of our company or our company being the subject of certain bankruptcy or insolvency-related events.
The foregoing description of the Facilities Sharing Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Facilities Sharing Agreement filed as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on December 15, 2025.
Aircraft Time Sharing Agreement. On December 15, 2025, we entered into an aircraft time sharing agreement with Liberty Media for its aircraft (the Aircraft Time Sharing Agreement). The Aircraft Time Sharing Agreement provides that Liberty Media leases an aircraft to our company and provides or arranges for a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis. We pay Liberty Media an amount equal to the actual expenses of each flight conducted under the Aircraft Time Sharing Agreement to the maximum extent permitted under Federal Aviation Administration rules (which we estimate will be a de minimis amount for the first year under the Aircraft Time Sharing Agreement). Such expenses may include fuel, oil, lubricants and other additives (plus an additional charge of 100% thereof), travel expenses of the crew, hanger and tie down costs, insurance obtained for a specific flight, landing fees, airport taxes and similar assessments, customs and similar fees, in-flight food and beverage costs, ground transportation, flight planning and weather contact services. The Aircraft Time Sharing Agreement will continue in effect until the close of business on December 15, 2026, and then will be automatically renewed on a month-to-month basis, unless terminated earlier by either party upon at least 30 days’ prior written notice or upon a sale of the aircraft.
The foregoing description of the Aircraft Time Sharing Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Aircraft Time Sharing Agreement filed as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on December 15, 2025.
LIBERTY LIVE HOLDINGS, INC. / 57

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV86908-P46606Nominee:2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year endingDecember 31, 2026.3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.1. Election of Director01) Bill Kurtz ! !! ! !! ! !LIBERTY LIVE HOLDINGS, INC.The Board of Directors recommends a vote FORthe nominee listed in Proposal 1.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.The Board of Directors recommends a vote FOR Proposals 2 and 3 and in favor of every 3 YEARS for Proposal 4.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY LIVE HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717For WithholdFor Against Abstain! ! ! !1 Year 2 Years 3 Years AbstainVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. New York City time on May 10, 2026. Have yourproxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LLYV2026You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.New York City time on May 10, 2026. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V86909-P46606LIBERTY LIVE HOLDINGS, INC.Annual Meeting of StockholdersMay 11, 2026, 12:00 p.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty Live Group common stock and/or Series B Liberty Live Group common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 12:00 p.m., Mountain time, on May 11, 2026 via a live webcast accessible at www.virtualshareholdermeeting.com/LLYV2026, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND IN FAVOR OF EVERY 3 YEARS FOR PROPOSAL 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote Counts!BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY LIVE HOLDINGS, INC.P.O. BOX 1342BRENTWOOD, NY 11717LIBERTY LIVE HOLDINGS, INC.2026 Annual MeetingVote by May 10, 202611:59 PM New York City timeYou invested in LIBERTY LIVE HOLDINGS, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2026.Vote Virtually at the Meeting*May 11, 202612:00 p.m., Mountain timeVirtually at:www.virtualshareholdermeeting.com/LLYV2026*Please check the meeting materials for any special requirements for meeting attendance.Smartphone usersPoint your camera here and vote without entering a control numberFor complete information and to vote, visit www.ProxyVote.com Control #V86922-P46606Get informed before you voteView the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.Voting ItemsBoard RecommendsV86923-P466061. Election of DirectorNominee:01) Bill KurtzFor2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.For3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers.For4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held.3YearsNOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.